Exhibit 10.8

GUARANTEE SUPPLEMENT

April 30, 2012

To:     Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to (i) Amended and Restated Credit Agreement, dated as of October 14, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the other U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (“the Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), the Lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Agent (the “Agent”) and (ii) the Canadian URC Guarantee Agreement referred to in the Credit Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guarantee Supplement, being the “Guarantee”. The capitalized terms defined in the Guarantee or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guarantee; Limitation of Liability. For valuable consideration, each of the undersigned, jointly and severally, hereby unconditionally guarantees and promises to pay to BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties pursuant to the Credit Agreement, or order to be paid, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, any and all Obligations of the Canadian Borrower and its successors and assigns whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guarantee or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Canadian Borrower to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Canadian Borrower.

(b) Each of the undersigned, and by its acceptance of this Guarantee Supplement, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Guarantee and the Obligations of each of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any

similar foreign, federal or state law to the extent applicable to this Guarantee Supplement, the Guarantee and the Obligations of each of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Agent, the other Secured Parties and each of the undersigned hereby irrevocably agree that the Obligations of each of the undersigned under this Guarantee Supplement and the Guarantee at any time shall be limited to the maximum amount as will result in the Obligations of each of the undersigned under this Guarantee Supplement and the Guarantee not constituting a fraudulent transfer or conveyance.

Section 2. Obligations Under the Guarantee. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors thereunder. Each of the undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an “Additional Guarantor”, a “Guarantor”, or “the undersigned” shall also mean and be a reference to such undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Obligor” shall also mean and be a reference to such undersigned.

Section 3. Representations and Warranties. Each of the undersigned hereby represents and warrants as follows: (a) There are no conditions precedent to the effectiveness of this guarantee that have not been satisfied or waived.

(b) Such undersigned has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guarantee and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Obligor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Obligor.

Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guarantee Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. This Guarantee shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Province of Ontario.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO OR OF THE FEDERAL COURTS OF CANADA THEREIN, AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH OF THE UNDERSIGNED CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE UNDERSIGNED IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH

JURISDICTION OR ANY OTHER JURISDICTION SELECTED BY THE AGENT OR ANY LENDER IN RESPECT OF THIS GUARANTEE. EACH OF THE UNDERSIGNED WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF ONTARIO.

The parties hereto hereby waive trial by jury in any action, proceeding, claim or counterclaim, whether in contract or tort, at law or in equity with respect to, in connection with, or arising out of this Guarantee, other financing agreements, the obligations of the Borrowers and each of the undersigned, the Collateral, or any instrument, document or guarantee delivered pursuant hereto or to any of the foregoing, or the validity, protection, interpretation, administration, collection or enforcement hereof or thereof, or any other claim or dispute hereunder or thereunder. Each of the undersigned agrees that it will not assert against the Agent or any Lender any claim for consequential, incidental, special, or punitive damages in connection with this Guarantee Supplement, the Guarantee or the transactions contemplated hereby or thereby. No officer of the Agent or any Lender has authority to waive, condition, or modify this provision.

Section 6. Removal of Immaterial Subsidiary Designation. As of the date hereof, Holdings has removed the designation of each of the undersigned as Immaterial Subsidiaries under the Credit Agreement. Accordingly, in connection therewith and concurrently with the effectiveness of this Guarantee Supplement, as of the date hereof, the undersigned acknowledge that Section 33 of the Canadian URC Guarantee shall be of no further force and effect.

Very truly yours, INFOMANAGER, INC.

By	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

UNITED RENTALS REALTY, LLC, BY UNITED RENTALS (NORTH AMERICA), INC., ITS MANAGING MEMBER

By	/s/ Irene Moshouris
Name: Irene Moshouris Title: Senior Vice President and Treasurer

WYNNE SYSTEMS, INC.

By	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

[Signature Page to Canadian Guarantee Supplement]